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                                                                   EXHIBIT 10.21

                             TAX SHARING AGREEMENT

                                    BETWEEN

                              ENSERCH CORPORATION

                                      AND

                           ENSERCH EXPLORATION, INC.
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                             TAX SHARING AGREEMENT

     THIS AGREEMENT, effective as of January 1, 1995, is between ENSERCH Corporation, a Texas corporation ("ENSERCH"), and Enserch Exploration, Inc. (the "Company").

                                  INTRODUCTION

     A. ENSERCH is the common parent of an affiliated group of corporations within the meaning of Section 1504(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Company is a member of said affiliated group.

     B. ENSERCH and the Company deem it appropriate to define the method by which the Federal income tax liability of the affiliated group shall be shared amongst the affiliated group of corporations.

     ACCORDINGLY, ENSERCH and the Company hereto agree as follows:

     1.  Definitions

          The following terms as used in this Agreement shall have the meanings set forth below:

          (a) "Consolidated Return" shall mean a consolidated Federal income tax return filed pursuant to Section 1501 of the Code.

          (b) "Consolidated Tax Liability" shall mean the consolidated Federal income tax liability of the ENSERCH Group for any taxable year for which the ENSERCH Group files a Consolidated Return.

          (c) "ENSERCH Group" shall mean the affiliated group of corporations within the meaning of Section 1504(a) of the Code of which ENSERCH is a common parent.

          (d) "Gain Group" shall mean a Member Group whose income exceeds deductions, computed as if it had filed a separate (or subgroup Consolidated Return) Federal income tax return for the applicable taxable year.

          (e) "Loss Group" shall mean a Member Group whose deductions exceed income, computed as if it had filed a separate (or subgroup Consolidated Return) Federal income tax return for the applicable taxable year.

          (f) "Member" shall mean each includible corporation as defined in
     Section 1504(b) of the Code.

          (g) "Member Group" shall mean a group comprised of one or more Members of the ENSERCH Group. Generally, a Member shall not be part of more than one Member Group. However, the part of ENSERCH attributable to Lone Star Gas Company, a division of ENSERCH, and the part of ENSERCH attributable to Lone Star Pipeline Company, a division of ENSERCH, shall be included in the utility Member Group; the part of ENSERCH, attributable to Enserch Processing Company,
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     a division of ENSERCH, shall be included in the processing Member Group;
     the part of ENSERCH, attributable to Consolidated Enserch Exploration Company, a division of ENSERCH, shall be included in the exploration Member Group; and the remaining part of ENSERCH shall comprise the corporate Member Group. A listing of the Member Groups is attached as Exhibit A.

          (h) "Separate Return Tax Claim" shall mean the Federal income tax claim (before Tax Credits) attributable to the activities of a Loss Group, computed as if it had filed a separate (or subgroup Consolidated Return) Federal income tax return for the applicable taxable year and its losses were deductible in that year.

          (i) "Separate Return Tax Liability" shall mean the Federal income tax liability (before Tax Credits) attributable to the activities of a Gain Group, computed as if it had filed a separate (or subgroup Consolidated Return) Federal income tax return for the applicable taxable year.

          (j) "Tax Credits" shall mean those nonrefundable credits including, but not limited to, those discussed in IRC Sections 29, 38, 41 and 53.

          (k) "Net Minimum Tax" shall mean the tax imposed by Section 55 of the Code.

          (l) "AMT Basis" shall mean adjustment and preferences of each Member Group under Section 56 and Section 57 of the Code.

     2.   Tax Allocations

          (a) At ENSERCH's direction, each Member Group shall either pay to or receive from ENSERCH its Separate Return Tax Liability or reimbursable Separate Return Tax Claim and Tax Credits. ENSERCH shall pay to and receive from the Internal Revenue Service (IRS) the Federal income tax liabilities and refunds of the ENSERCH Group.

          (b) Each Gain Group shall pay its Separate Return Tax Liability.

          (c-1) In the event ENSERCH Group has a Consolidated net income each Loss Group shall receive its Separate Return Tax Claim no later than 90 days after filing of ENSERCH Consolidated Return.

          (c-2) In the event ENSERCH Group has a consolidated net operating loss, each Loss Group shall be reimbursed a portion of its Separate Return Tax Claim. The reimbursement shall be determined by multiplying the Gain Groups' Separate Return Tax Liabilities by a fraction, the numerator being the Loss Group's Separate Return Tax Claim and the denominator being the sum of the Loss Groups' Separate Return Tax Claims. If the consolidated net operating loss can be carried to prior years, in whole or part, the IRS refund shall be shared amongst those Loss Groups to which the net operating loss is attributable using the formula outlined in this paragraph.
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          (c-3)  If a consolidated net operating loss is carried over and reduces Consolidated Tax Liability, the reduction of Consolidated Tax Liability shall be shared amongst those Loss Groups to which the net operating loss is attributable using the formula outlined in paragraph (c-
     2) for the year in which loss is generated.

          (d) A Loss Group shall not be reimbursed for its allocable share of a consolidated net operating loss until such loss is used to reduce Consolidated Tax Liability or obtain an IRS refund.

          (e-1) A Member Group shall be reimbursed for its Tax Credits, but only after each Loss Group has received its Separate Return Tax Claim and the Tax Credits are used to reduce Consolidated Tax Liability. In the event ENSERCH Group carries over Tax Credits, each Member Group shall be reimbursed only for that portion of such credits used. The reimbursement shall be determined by multiplying the reduction of Consolidated Tax Liability by a fraction, the numerator being the Member Group's Tax Credits and the denominator being the sum of all Member Groups' Tax Credits.

          (e-2) If Tax Credits are carried over and reduce Consolidated Tax Liability, the reduction of Consolidated Tax Liability shall be shared amongst those Member Groups to which the Tax Credits are attributable using the formula outlined in paragraph (e-1) for the year in which the credits are generated.

          (f) In the event ENSERCH Group has Net Minimum Tax liability, each Member Group shall be allocated its share of such liability. The allocation shall be determined by multiplying the Net Minimum Tax by a fraction, the numerator being the Member Group's AMT Basis and the denominator being all Member Groups' AMT Basis. If a Gain Group's AMT Basis does not exceed 75% of its federal taxable income, then its AMT Basis shall be considered to be zero.

     3.   Miscellaneous Provisions

          (a) This Agreement contains the entire understanding of the parties hereto with respect to the subject matter contained herein. No alteration, amendment or modification of any of the terms of this Agreement shall be valid unless made by an instrument signed in writing by an authorized officer of each party hereto.

          (b) This Agreement has been made in and shall be construed and enforced in accordance with the laws of the State of Texas.

          (c) This Agreement shall be binding upon and inure to the benefit of each party hereto and its respective successors and assigns.

          (d) The headings of the paragraphs of this Agreement are inserted for convenience only and shall not constitute a part hereof.
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          (e) The Tax Allocations shall reflect amended consolidated Federal income tax return items, Internal Revenue Service adjustments agreed to by ENSERCH and any other adjustments as finally determined by proper governmental authorities.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be affixed hereto.



                                         ENSERCH CORPORATION
Attest:

______________________________           By _____________________________

                                         Title:


                                         ENSERCH EXPLORATION, INC.
Attest:

______________________________           By _____________________________

                                         Title:
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                                   EXHIBIT A

                      ATTACHMENT TO TAX SHARING AGREEMENT



     Member Groups include the following (inclusive of their respective subsidiaries where applicable):

     ENSERCH (Corporate, Tower, House)
     ENS Insurance Company
     Enserch Exploration, Inc. (EEX Group)
     Lone Star Gas Company (Utility Group)
     Lone Star Energy Co.
     Enserch Development Corp.
     Enserch Processing Company (Processing Group)
     Consolidated Enserch Exploration Company (Exploration Group)